SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2008

                       MERIDIAN INTERSTATE BANCORP, INC.
                       ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Massachusetts               001-33898                    20-4652200
-----------------------------  ---------------------          ----------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


10 Meridian Street, East Boston, Massachusetts                      02128
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
            ---------------------------------

         On June 26, 2008, Richard F. Fernandez was appointed to the boards of directors of Meridian Interstate Bancorp, Inc. (the "Company") and its wholly-subsidiary, East Boston Savings Bank (the "Bank"). There are no arrangements or understandings between Mr. Fernandez and any other person pursuant to which Mr. Fernandez became a director. Mr. Fernandez is not a party to any transaction with the Company or the Bank that would require disclosure under
Item 404(a) of Securities and Exchange Commission Regulation S-K. Mr. Fernandez has been appointed as a member of the Company's Audit Committee.

Item 9.01.  Financial Statements and Exhibits.

         None





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               MERIDIAN INTERSTATE BANCORP, INC.



DATE: July 2, 2008                      By:    /s/ Leonard V. Siuda
                                               ---------------------------------
                                               Leonard V. Siuda
                                               Treasurer and
                                                  Chief Financial Officer